UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2007

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 7, 2007, Hewitt Associates, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In addition to the issuance of a press release, Hewitt Associates, Inc. conducted a conference call regarding its results of operations for the quarter ended June 30, 2007. The script of the conference call is attached as Exhibit 99.2 to this Form 8-K.

Item 8.01.	Other Events

On August 7, 2007, Hewitt Associates, Inc. issued a press release announcing a modified Dutch Auction tender offer for up to 15,625,000 shares of Class A Common Stock. A copy of this press release is attached as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as exhibits to this report, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

99.1	Press release announcing Hewitt Associates, Inc.’s results of operations for the quarter ended June 30, 2007.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended June 30, 2007.

The following is filed as an exhibit to this report.

99.3	Press release announcing Hewitt Associates, Inc.’s modified Dutch Auction tender offer for up to 15,625,000 shares of Class A Common Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

By:	/s/ John J. Park
Name:	John J. Park
Title:	Chief Financial Officer

Date: August 7, 2007

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Exhibit Index

Number	Description
99.1	Press release announcing Hewitt Associates, Inc.’s results of operations for the quarter ended June 30, 2007.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended June 30, 2007.

99.3	Press release announcing Hewitt Associates, Inc.’s Dutch Auction tender offer for up to 15,625,000 shares of Class A Common Stock.

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